Exhibit 10.2

OPTIUM CORPORATION

Employee Notice of Grant of Non-Qualified Stock Option

Asha Acharya (the “Optionee”) has been granted an option (the “Option”) to purchase certain shares of Optium Corporation common stock (the “Stock”) pursuant to the Optium Corporation 2006 Stock Option and Incentive Plan, as amended (the “Plan”), as follows:

Grant Date:
Number of Option Shares:
Option Exercise Price per Share:	$ (AU$ as of Grant Date)
Expiration Date:
Tax Status of Option:	Non-Qualified

Vested Shares:  Except as provided in Stock Option Agreement, and provided that the Optionee’s employment by the Company or any of its subsidiaries has not terminated prior to any applicable vesting date, the shares will vest 25% on [               , 20    ] and 2.08% monthly thereafter with the final vesting occurring on [                 , 20    ]. Fractional shares are not exercisable until fractional shares equal a whole share.

Under no circumstances may options granted to any employee of Optium Australia be exercised until the Corporation’s Common Stock has been publicly quoted on NASDAQ for one year from the date of grant or another exemption under Australian securities laws is available. This Notice and the enclosed Plan, the Option Agreement, Plan Summary and Final Initial Public Offering Prospectus do not take into account your individual investment objectives, financial situation or particular needs. You should obtain independent financial and taxation advice before making a decision about accepting this grant of Non-Qualified Stock Options. Please also refer to the Plan Summary for details of any taxes or stamp duty payable if you accept the offer of Non-Qualified Stock Options under this Notice.

Upon exercise by the Grantee, any certificate representing the shares of non-voting common stock shall bear the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED AND SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (A) AS PART OF YOUR DISTRIBUTION AT ANY TIME OR (B) OTHERWISE UNTIL 40 DAYS AFTER CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (OR RULE 144A OR TO ACCREDITED INSTITUTIONS IN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES

ACT), AND IN CONNECTION WITH ANY SUBSEQUENT SALE BY YOU OF THE SECURITIES REPRESENTED HEREBY IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT DURING THE PERIOD REFERRED TO ABOVE TO ANY DISTRIBUTOR, DEALER OR PERSON RECEIVING A SELLING CONCESSION, FEE OR OTHER REMUNERATION, YOU MUST DELIVER A NOTICE TO SUBSTANTIALLY THE FOREGOING EFFECT. TERMS USED ABOVE HAVE THE MEANINGS ASSIGNED TO THEM IN REGULATION S OF THE SECURITIES ACT.”

“THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; PROVIDED, HOWEVER, THAT IF THE SECURITIES ARE IN BEARER FORM OR FOREIGN LAW PREVENTS THE ISSUER FROM REFUSING TO REGISTER STOCK TRANSFERS, OTHER REASONABLE PROCEDURES ARE IMPLEMENTED TO PREVENT ANY TRANSFER OF ISSUER’S STOCK NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S.”

By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Plan and the Non-Qualified Stock Option Option Agreement, both of which are attached to and made a part of this document. The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. In the event that there is a conflict between the Option Agreement and this Notice, the terms of Option Agreement shall govern. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION
By:			By:
Name:
Title:
	Address:	500 Horizon Drive, Suite 505		Address:
Chalfont, PA 18914
ATTACHMENTS:		Optium Corporation 2006 Stock Option and Incentive Plan, as amended through the Grant Date, Option Agreement, Plan Summary and Final Initial Public Offering Prospectus